Exhibit 24

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. McCormick, Robert M. Leonard or Michael M. Ozimek, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution for him or her and in his or her name, place and stead, in any and all capacities, to execute and file (1) one or more Registration Statements on Form S-3 (the “Form S-3 Registration Statements”) with respect to the registration under the Securities Act of 1933, as amended, of common stock, par value $1.00 per share, of the Registrant deliverable in connection with the TrustCo Bank Corp NY Dividend Reinvestment and Stock Purchase Plan, (2) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-3 Registration Statements and (3) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-3 Registration Statements, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary, appropriate or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned individuals. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned individuals may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned individuals’ execution of this Power of Attorney. For the avoidance of doubt, whenever two or more powers of attorney granting the powers specified herein are valid, the agents appointed on each shall act separately unless otherwise specified.

IN WITNESS WHEREOF, the undersigned individuals have executed this Power of Attorney as of the dates indicated below.

/s/ Dennis A. DeGennaro
Dennis A. DeGennaro	Director	May 18, 2023

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. McCormick, Robert M. Leonard or Michael M. Ozimek, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution for him or her and in his or her name, place and stead, in any and all capacities, to execute and file (1) one or more Registration Statements on Form S-3 (the “Form S-3 Registration Statements”) with respect to the registration under the Securities Act of 1933, as amended, of common stock, par value $1.00 per share, of the Registrant deliverable in connection with the TrustCo Bank Corp NY Dividend Reinvestment and Stock Purchase Plan, (2) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-3 Registration Statements and (3) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-3 Registration Statements, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary, appropriate or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned individuals. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned individuals may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned individuals’ execution of this Power of Attorney. For the avoidance of doubt, whenever two or more powers of attorney granting the powers specified herein are valid, the agents appointed on each shall act separately unless otherwise specified.

IN WITNESS WHEREOF, the undersigned individuals have executed this Power of Attorney as of the dates indicated below.

/s/ Brian C. Flynn
Brian C. Flynn	Director	May 18, 2023

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. McCormick, Robert M. Leonard or Michael M. Ozimek, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution for him or her and in his or her name, place and stead, in any and all capacities, to execute and file (1) one or more Registration Statements on Form S-3 (the “Form S-3 Registration Statements”) with respect to the registration under the Securities Act of 1933, as amended, of common stock, par value $1.00 per share, of the Registrant deliverable in connection with the TrustCo Bank Corp NY Dividend Reinvestment and Stock Purchase Plan, (2) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-3 Registration Statements and (3) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-3 Registration Statements, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary, appropriate or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned individuals. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned individuals may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned individuals’ execution of this Power of Attorney. For the avoidance of doubt, whenever two or more powers of attorney granting the powers specified herein are valid, the agents appointed on each shall act separately unless otherwise specified.

IN WITNESS WHEREOF, the undersigned individuals have executed this Power of Attorney as of the dates indicated below.

/s/ Lisa M. Lucarelli
Lisa M. Lucarelli	Director	May 18, 2023

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. McCormick, Robert M. Leonard or Michael M. Ozimek, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution for him or her and in his or her name, place and stead, in any and all capacities, to execute and file (1) one or more Registration Statements on Form S-3 (the “Form S-3 Registration Statements”) with respect to the registration under the Securities Act of 1933, as amended, of common stock, par value $1.00 per share, of the Registrant deliverable in connection with the TrustCo Bank Corp NY Dividend Reinvestment and Stock Purchase Plan, (2) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-3 Registration Statements and (3) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-3 Registration Statements, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary, appropriate or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned individuals. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned individuals may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned individuals’ execution of this Power of Attorney. For the avoidance of doubt, whenever two or more powers of attorney granting the powers specified herein are valid, the agents appointed on each shall act separately unless otherwise specified.

IN WITNESS WHEREOF, the undersigned individuals have executed this Power of Attorney as of the dates indicated below.

/s/ Thomas O. Maggs
Thomas O. Maggs	Director	May 18, 2023

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. McCormick, Robert M. Leonard or Michael M. Ozimek, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution for him or her and in his or her name, place and stead, in any and all capacities, to execute and file (1) one or more Registration Statements on Form S-3 (the “Form S-3 Registration Statements”) with respect to the registration under the Securities Act of 1933, as amended, of common stock, par value $1.00 per share, of the Registrant deliverable in connection with the TrustCo Bank Corp NY Dividend Reinvestment and Stock Purchase Plan, (2) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-3 Registration Statements and (3) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-3 Registration Statements, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary, appropriate or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned individuals. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned individuals may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned individuals’ execution of this Power of Attorney. For the avoidance of doubt, whenever two or more powers of attorney granting the powers specified herein are valid, the agents appointed on each shall act separately unless otherwise specified.

IN WITNESS WHEREOF, the undersigned individuals have executed this Power of Attorney as of the dates indicated below.

/s/ Dr. Anthony J. Marinello
Dr. Anthony J. Marinello	Director	May 18, 2023

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. McCormick, Robert M. Leonard or Michael M. Ozimek, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution for him or her and in his or her name, place and stead, in any and all capacities, to execute and file (1) one or more Registration Statements on Form S-3 (the “Form S-3 Registration Statements”) with respect to the registration under the Securities Act of 1933, as amended, of common stock, par value $1.00 per share, of the Registrant deliverable in connection with the TrustCo Bank Corp NY Dividend Reinvestment and Stock Purchase Plan, (2) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-3 Registration Statements and (3) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-3 Registration Statements, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary, appropriate or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned individuals. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned individuals may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned individuals’ execution of this Power of Attorney. For the avoidance of doubt, whenever two or more powers of attorney granting the powers specified herein are valid, the agents appointed on each shall act separately unless otherwise specified.

IN WITNESS WHEREOF, the undersigned individuals have executed this Power of Attorney as of the dates indicated below.

/s/ Curtis N. Powell
Curtis N. Powell	Director	May 18, 2023

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. McCormick, Robert M. Leonard or Michael M. Ozimek, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution for him or her and in his or her name, place and stead, in any and all capacities, to execute and file (1) one or more Registration Statements on Form S-3 (the “Form S-3 Registration Statements”) with respect to the registration under the Securities Act of 1933, as amended, of common stock, par value $1.00 per share, of the Registrant deliverable in connection with the TrustCo Bank Corp NY Dividend Reinvestment and Stock Purchase Plan, (2) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-3 Registration Statements and (3) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-3 Registration Statements, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary, appropriate or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned individuals. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned individuals may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned individuals’ execution of this Power of Attorney. For the avoidance of doubt, whenever two or more powers of attorney granting the powers specified herein are valid, the agents appointed on each shall act separately unless otherwise specified.

IN WITNESS WHEREOF, the undersigned individuals have executed this Power of Attorney as of the dates indicated below.

/s/ Kimberly A. Russell
Kimberly A. Russell	Director	May 18, 2023

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. McCormick, Robert M. Leonard or Michael M. Ozimek, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution for him or her and in his or her name, place and stead, in any and all capacities, to execute and file (1) one or more Registration Statements on Form S-3 (the “Form S-3 Registration Statements”) with respect to the registration under the Securities Act of 1933, as amended, of common stock, par value $1.00 per share, of the Registrant deliverable in connection with the TrustCo Bank Corp NY Dividend Reinvestment and Stock Purchase Plan, (2) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-3 Registration Statements and (3) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-3 Registration Statements, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary, appropriate or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned individuals. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned individuals may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned individuals’ execution of this Power of Attorney. For the avoidance of doubt, whenever two or more powers of attorney granting the powers specified herein are valid, the agents appointed on each shall act separately unless otherwise specified.

IN WITNESS WHEREOF, the undersigned individuals have executed this Power of Attorney as of the dates indicated below.

/s/ Frank B. Silverman
Frank B. Silverman	Director	May 18, 2023